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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005


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                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


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        North Carolina                 001-16485             56-2169715
(State or other jurisdiction          (Commission         (I.R.S. Employer
      of incorporation)               File Number)       Identification No.)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On April 1, 2005, Krispy Kreme Doughnut Corporation ("KKDC"), a wholly owned subsidiary of Krispy Kreme Doughnuts, Inc. ("KKDI"), entered into senior secured credit facilities aggregating $225 million, comprised of a $75 million first lien senior secured revolving credit facility, a $120 million second lien senior secured term loan and a $30 million second lien prefunded revolving credit and letter of credit facility. Proceeds of the term loan were used to repay the approximately $90 million outstanding under KKDC's previous credit facility, pay fees and expenses related to the financing and provide cash on the balance sheet. A copy of the press release announcing the closing of the new credit facilities is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 1.01 by reference. Copies of the credit agreements and certain related agreements are filed as Exhibits 10.1 through 10.5 and are hereby incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          10.1 First Lien Credit Agreement dated as of April 1, 2005, among KKDC, KKDI, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse First Boston, as Administrative Agent and Issuing Lender, and Wells Fargo Foothill, Inc., as Collateral Agent (the "First Lien Collateral Agent"), Issuing Lender and Swingline Lender.

          10.2 Second Lien Credit Agreement dated as of April 1, 2005, among KKDC, KKDI, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse First Boston, as Administrative Agent (the "Administrative Agent"), Paying Agent, Fronting Bank and Collateral Agent (the "Second Lien Collateral Agent").

          10.3 First Lien Security Agreement dated as of April 1, 2005, among KKDC, KKDI, the other Obligors named therein and the First Lien Collateral Agent.

          10.4 Second Lien Security Agreement dated as of April 1, 2005, among KKDC, KKDI, the other Obligors named therein and the Second Lien Collateral Agent.

          10.5 Collateral Agency and Intercreditor Agreement dated as of April 1, 2005, among KKDC, KKDI, the Subsidiary Guarantors party thereto, the First Lien Collateral Agent, the Second Lien Collateral Agent and the Administrative Agent.

          99.1 Press release ("Krispy Kreme Announces $225 Million Financing") dated April 4, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      KRISPY KREME DOUGHNUTS, INC.
Dated:  April 7, 2005

                                      By:   /s/ Michael C. Phalen
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                                             Michael C. Phalen
                                             Chief Financial Officer